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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): October 23, 2003
     -----------------------------------------------



                                W. R. GRACE & CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      1-13953                65-0773649
  ----------------------------    ------------------------   -------------------
 (State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)



                   7500 Grace Drive, Columbia, Maryland 21044
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 410/531-4000
                                                            ------------



           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

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                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT




Item 12. Results of Operations and Financial Condition.


         On October 23, 2003, W. R. Grace & Co. issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                         W. R. GRACE & CO.
                                                      ------------------------
                                                            (Registrant)



                                                       By /s/ Mark A. Shelnitz
                                                          --------------------
                                                            Mark A. Shelnitz
                                                                Secretary


Dated:  October 24, 2003



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                                W. R. GRACE & CO.

                           Current Report on Form 8-K


                                  Exhibit Index


Exhibit No.               Description
-----------               -----------

99.1 Press release issued by W. R. Grace & Co. announcing financial results for the 2003 third quarter